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                                                                   Exhibit 10(c)

                             PICTURETEL CORPORATION
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                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                           6/29/97      12/31/96
                                                          --------      --------
ASSETS
------

Current assets:
   Cash and marketable securities                         $ 73,879      $101,875
   Accounts receivable, net                               $128,510      $147,350
   Inventories                                            $ 62,655      $ 43,320
   Deferred taxes, net                                    $  6,008      $  5,950
   Other current assets                                   $ 11,933      $  5,506
                                                          --------      --------

     Total current assets                                 $282,985      $304,001

Marketable securities                                     $      0      $  9,118
Deferred taxes, net                                       $  5,088      $  5,088
Property and equipment, net                               $ 45,375      $ 44,217
Capitalized software costs, net                           $  8,482      $  6,832
Other assets                                              $ 11,603      $  6,791
                                                          --------      --------

     Total assets                                         $353,533      $376,047
                                                          ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
   Short-term borrowing                                   $      0      $    519
   Accounts payable                                       $ 35,705      $ 53,329
   Accrued expenses                                       $ 28,280      $ 26,803
   Current portion of capital leases                      $  3,347      $  3,294
   Deferred revenue                                       $ 18,292      $ 19,110
                                                          --------      --------

     Total current liabilities                            $ 85,624      $103,055

Long-term borrowing                                       $  1,454      $  9,242
Capital lease obligations                                 $  2,660      $  4,692

Total liabilities                                         $ 89,738      $116,989

Total stockholders' equity                                $263,795      $259,058
                                                          --------      --------

Total liabilities and stockholders' equity                $353,533      $376,047
                                                          ========      ========
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